UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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VICTORIA’S SECRET & CO.

(Name of Registrant as Specified in Its Charter)

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VICTORIA’S SECRET & CO.
P.O. BOX 8016, CARY, NC 27512-9903
Your vote matters!
Victoria’s Secret & Co.
Annual Meeting of Stockholders
Thursday, June 13, 2024 8:30 AM, Eastern Time
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Meeting Materials: Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K
Important Notice of Internet Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 13, 2024 For Stockholders of Record as of April 15, 2024
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Victoria’s Secret & Co. Annual Meeting of Stockholders
VICTORIA’S SECRET & CO.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2, 3, 4 AND 5
PROPOSAL
1, To elect nine directors to serve until the 2025 annual meeting of stockholders;
1.01 Donna James
1.02 Irene Chang Britt
1.03 Sarah Davis
1.04 Jacqueline Hernández
1.05 Rod Little
1.06 Mariam Naficy
1.07 Lauren Peters
1.08 Anne Sheehan
1.09 Martin Waters
2. To approve an amendment to our Amended and Restated Certificate of Incorporation to permit the exculpation of our officers as permitted by Delaware law;
3. To approve, on an advisory basis, the compensation of our named executive officers;
4. To approve an amendment to the Victoria’s Secret & Co. 2021 Stock Option and Performance Incentive Plan to increase the number of shares available for issuance under the plan by 4,800,000 shares;
5. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2024; and
6. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.